WARRANT AGREEMENT

This Warrant Agreement (this “Warrant Agreement”) dated as of ___________, 2008, by and between Spring Creek Acquisition Corp. a Cayman Islands company with offices at 10F, Room#1005, Fortune Int’l Building, No.17, North DaLiuShu Road, Hai Dian District, Beijing 100081, People’s Republic of China (“Company”), and American Stock Transfer & Trust Company, with offices at 59 Maiden Lane, New York, New York 10038, as warrant agent ( the “Warrant Agent”).

WHEREAS, the Company is engaged in a public offering (“Public Offering”) of Units, each comprised of one of the Company’s Ordinary Shares (as hereinafter defined) and one Warrant (as hereinafter defined) (the “Units”) and, in connection therewith, has determined to issue and deliver (i) up to 5,175,000 Warrants (“Public Warrants”) to the public investors, (ii) 1,430,000 Warrants to the Company’s founding shareholders (the “Placement Warrants”) in a concurrent private placement pursuant to that certain Subscription Agreement dated ________________, 2008 (the “Subscription Agreement”) and (iii) 450,000 Warrants to EarlyBird Capital, Inc. the representative (the “Representative”) of the underwriters (the “Underwriters”) with respect to the Public Offering, or to the Representative’s designees (“Representative’s Warrants” and, together with the Public Warrants and the Placement Warrants, the “Warrants”), each of such Warrants evidencing the right of the holder thereof to purchase one ordinary share, par value $.001 per share, of the Company (“Ordinary Share”) for $5.00; and

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement, No. 333-147284 on Form S-1 (as may be amended from time to time) (“Registration Statement”) for the registration under the Securities Act of 1933, as amended (“Act”) of, among other securities, the Public Warrants and the Representative’s Warrants and the Ordinary Share issuable upon exercise of the Public Warrants and the Representative’s Warrants; and

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption, exercise and cancellation of the Warrants; and

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

2. Warrants.

2.1 Form of Warrant. Each Warrant shall be issued in registered form only. Each Public Warrant, Placement Warrant and Representative Warrant shall be in substantially the forms, respectively, of Exhibit A-1, Exhibit A-2 and Exhibit A-3 hereto, the provisions of which are incorporated herein, and shall be signed by, or bear the facsimile signature of, the Chairman of the Board or Chief Executive Officer and Chief Financial Officer, Treasurer, Secretary or Assistant Secretary of the Company and shall bear a facsimile of the Company’s seal. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

2.2 Effect of Countersignature. Unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.3 Registration.

2.3.1 Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

2.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (“registered holder”), as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4 Detachability of Warrants. The Ordinary Shares and Warrants comprising the Units will not be separately transferable until the 90th day after the Registration Statement is declared effective by the Staff of the SEC unless the Representative informs the Company of its determination (based on its assessment of the relative strengths of the securities markets and small capitalization companies in general and the trading pattern of and demand for the Company’s securities in particular) that an earlier separate trading date is acceptable. In no event will the Representative allow separate trading of the securities comprising the Units until the Company files a Current Report on Form 8-K, that includes an audited balance sheet reflecting the receipt by the Company of the gross proceeds of the Public Offering including the proceeds received by the Company from the exercise of the Underwriters’ Over-Allotment Option, if the Over-Allotment Option is exercised prior to the filing of the Form 8-K. For purposes of this Warrant Agreement, the term “Over Allotment Option” shall mean the option granted by the Company to the Underwriters, and exercisable until ________, 2008, to purchase from the Company at a price of $8.00 per Unit less underwriting discounts, up to an aggregate of 675,000 Units for the sole purpose of covering over-allotments, if any, in connection with the Public Offering.

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3. Terms and Exercise of Warrants

3.1 Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of Ordinary Shares stated therein, at the price of $5.00 per whole share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant Agreement refers to the price at which each Ordinary Share may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as hereinafter defined).

3.2 Duration of Warrants. Subject to compliance with the terms set forth in Section 3.3 hereof, a Warrant may be exercised only during the period (“Exercise Period”) commencing six months after the date of consummation by the Company of a stock exchange, asset acquisition or other similar business combination with, or controlling, through contractual arrangements of, one or more Target Businesses (as hereinafter defined) having a fair market value of at least 80% of the Company’s net assets at the time of such acquisition (a “Business Combination”) and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) _____________, 2013 (the “Expiration Date”) or (y) the Redemption Date (as hereinafter defined). Except with respect to the right, if applicable, to receive the Redemption Price (as hereinafter defined), in the case of Warrants called for redemption in accordance with Section 6 hereof each Warrant not exercised on or before the earlier of the Redemption Date or the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the earlier of the Redemption Date or the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date. Notwithstanding the foregoing, a Warrant may expire unexercised regardless of whether a registration statement covering the sale of the Ordinary Shares underlying the Warrants is effective. For purposes of this Warrant Agreement, the term “Target Business” shall mean an operating business with its principal operations in Greater China (as described in the Registration Statement).

3.3 Exercise of Warrants.

3.3.1 Payment. Subject to the provisions of the Warrants and this Warrant Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or, if applicable, at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrants, duly executed, and by paying in full, the Warrant Price for each full Ordinary Share as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for Ordinary Shares, and the issuance of the Ordinary Share. Payment of the Warrant Price shall be made either (i) in cash or by certified or official bank check payable to the order of the Company, (ii) in the event of redemption pursuant to Section 6 hereof in which the Company’s management has elected to force all holders of Warrants to exercise such Warrants on a “cashless basis,” by surrendering the Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (defined below) by (y) the Fair Market Value or (iii) in the case of the Placement Warrants, if the Company has previously called the Warrants for redemption pursuant to Article 6 and the applicable Placement Warrants are owned by one of the officers or directors of the Company and/or their respective affiliates, on a cashless basis by surrendering Warrants held by such holder to the Company. Upon the surrender of Warrants to the Company in payment of the Warrant Price pursuant to a cashless exercise, a holder shall be entitled to receive therefor that number of Ordinary Shares otherwise issuable upon exercise of such holder’s Warrants less that number of Ordinary Shares having a Fair Market Value (as hereinafter defined) equal to the aggregate Warrant Price that would otherwise have been paid by the holder of such Warrants. For purposes of this Section 3.3.1, the term “Fair Market Value” shall mean the average reported last sales price of the Ordinary Shares for the last 10 trading days ending on the third business day prior to the date on which notice of redemption of the Warrants is given by the Company.

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3.3.2 Issuance of Certificates. As soon as practicable after the exercise of any Warrant and, to the extent applicable, the clearance of the funds in payment of the Warrant Price, the Company shall issue to the registered holder of such Warrant a certificate or certificates for the number of full Ordinary Shares to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant unless (i) a registration statement under the Act with respect to the Ordinary Shares issuable upon the exercise of such Warrant is effective, or (ii) in the opinion of counsel to the Company, the exercise of such Warrant is exempt from the registration requirements of the Act and the Ordinary Shares issuable upon exercise of such Warrant are qualified for sale or exempt from qualification under applicable securities laws of the states or other jurisdictions in which the registered holder(s) thereof reside. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful. In no event will the registered holder of the Warrant be entitled to receive a net-cash settlement, securities or other consideration in lieu of physical settlement in Ordinary Shares, regardless of whether the Ordinary Shares underlying the Warrants are registered pursuant to an effective registration statement.

3.3.3 Valid Issuance. All Ordinary Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

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3.3.4 Date of Issuance. Each person in whose name any such certificate for Ordinary Shares is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

4. Adjustments.

4.1 Stock Dividends/Split Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding Ordinary Shares is increased by a stock dividend payable in Ordinary Shares, or by a split up or reclassification of shares Ordinary Shares, or other similar event, then, on the effective date of such stock dividend, split up, reclassification or similar event, the number of Ordinary Shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding Ordinary Shares.

4.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6, the number of outstanding Ordinary Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Ordinary Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Ordinary Shares.

4.3 Adjustments in Warrant Price. Whenever the number of Ordinary Shares purchasable upon the exercise of the Warrants is adjusted, as provided in Section 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Ordinary Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number Ordinary Shares so purchasable immediately thereafter.

4.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Ordinary Shares (other than a change covered by Section 4.1 or 4.2 hereof or that solely affects the par value of such Ordinary Shares), or in the case of any merger or consolidation of the Company with or into another company (other than a consolidation or merger in which the Company survives and that does not result in any reclassification or reorganization of the outstanding Ordinary Shares), or in the case of any sale or conveyance to another company or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Ordinary Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event; and if any reclassification also results in a change in Ordinary Shares covered by Section 4.1 or 4.2, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

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4.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4, then, in any such event, the Company shall give written notice to the Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.6 No Fractional Shares. Notwithstanding any provision contained in this Warrant Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number Ordinary Shares to be issued to the Warrant holder.

4.7 Forms of Warrants. The forms of the Public Warrants, the Placement Warrants and the Representatives Warrants need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of any Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

5. Transfer and Exchange of Warrants.

5.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instruction. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

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5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a warrant.

5.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6. Redemption.

6.1 Redemption. Subject to Section 6.4 hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, with the prior consent of the Representative, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $.01 per Warrant (the “Redemption Price”), provided that the last sales price of the Ordinary Shares has been equal to or greater than $11.50 per share, on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given. Notwithstanding the foregoing, the registration statement with respect to the Ordinary Shares for which the Warrants are exercisable must be current and effective in order for the Company to exercise its redemption rights pursuant to this Section 6. The provisions of this Section 6.1 may not be modified, amended or deleted without the prior written consent of the Representative.

6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants, the Company shall fix a date and time for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the Warrant Register. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3 Exercise After Notice of Redemption. The Warrants may be exercised in accordance with Section 3 of this Warrant Agreement at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event the Company determines to require all holders of Warrants to exercise their Warrants on a “cashless basis” pursuant to Section 3, the notice of redemption will contain the information necessary to calculate the number of Ordinary Shares to be received upon exercise of the Warrants, including the “Fair Market Value” in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

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6.4 Outstanding Warrants Only. The Company understands that the redemption rights provided for by this Section 6 apply only to outstanding Warrants. To the extent a person holds rights to purchase Warrants, such purchase rights shall not be extinguished by redemption. However, once such purchase rights are exercised, the Company may redeem the Warrants issued upon such exercise provided that the criteria for redemption are met, including the opportunity of the Warrant holder to exercise prior to redemption pursuant to Section 6.3. The provisions of this Section 6.4 may not be modified, amended or deleted without the prior written consent of the Representative.

7. Other Provisions Relating to Rights of Holders of Warrants.

7.1 No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3 Reservation of Ordinary Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Ordinary Shares that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Agreement.

7.4 Registration of Ordinary Shares. The Company agrees that it shall use its best efforts to file with the SEC a post-effective amendment to the Registration Statement, or a new registration statement, for the registration, under the Act, of the Ordinary Shares issuable upon exercise of the Warrants, and it shall take such action as is necessary to qualify for sale, in those states in which the Warrants were initially offered by the Company, the Ordinary Shares issuable upon exercise of the Warrants. In either case, the Company will use its best efforts to cause the same to become effective on or prior to the commencement of the Exercise Period and to maintain the effectiveness of such registration statement until the earlier of the Redemption Date or the Expiration Date in accordance with the provisions of this Warrant Agreement. In addition, the Company agrees to use its commercially reasonable best efforts to register such securities under the blue sky laws of the states of residence of exercising warrant holders, if permitted by the blue sky laws of such jurisdictions, in the event that an exemption is not available. Notwithstanding the foregoing, a Warrant may expire worthless regardless of whether a registration statement is current under the Act with respect to the Ordinary Shares issuable upon exercise of the Warrants. In no event will the registered holder of a Warrant be entitled to receive a net-cash settlement, securities or other consideration in lieu of physical settlement in Ordinary Shares, regardless of whether the Company complies with this Section 7.4. The provisions of this Section 7.4 may not be modified, amended or deleted without the prior written consent of the Representative.

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8. Concerning the Warrant Agent and Other Matters.

8.1 Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Ordinary Shares upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

8.2 Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a company having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent, the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Ordinary Shares not later than the effective date of any such appointment.

8.2.3 Merger or Consolidation of Warrant Agent. Any company into which the Warrant Agent may be merged or with which it may be consolidated or any company resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Warrant Agreement without any further act.

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8.3 Fees and Expenses of Warrant Agent.

8.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder as set forth on Exhibit B hereto, and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement.

8.4 Liability of Warrant Agent.

8.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Warrant Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chairman of the Board or Chief Financial Officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Warrant Agreement.

8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Warrant Agreement except as a result of the Warrant Agent’s negligence, willful misconduct, or bad faith.

8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Warrant Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Ordinary Shares to be issued pursuant to this Warrant Agreement or any Warrant or as to whether any Ordinary Shares will when issued be valid and fully paid and nonassessable.

8.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of the Company’s Ordinary Shares through the exercise of Warrants.

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9. Miscellaneous Provisions.

9.1 Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or by private national courier service, or be mailed, certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if sent by private national courier service, on the next business day after delivery to the courier, or, if mailed, two business days after the date of mailing, as follows:

Spring Creek Acquisition Corp.
10F, Room#1005
Fortune Int’l Building, No.17
North DaLiuShu Road,
Hai Dian District Beijing 100081
People’s Republic of China
Attn:

Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
Attn: Compliance Department

with a copy in each case to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attn: Mitchell S. Nussbaum, Esq.

and

EarlyBird Capital, Inc.
275 Madison Avenue
New York, New York 10016
Attn: David M. Nussbuam, Chairman

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and

Graubard Miller
405 Lexington Avenue
New York, New York 10174
Attn: David Alan Miller, Esq.

9.3 Applicable law. The validity, interpretation, and performance of this Warrant Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

9.4 Persons Having Rights under this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or company other than the parties hereto and the registered holders of the Warrants and, for the purposes of Sections 6.1, 6.4, 7.4, 9.2 and 9.8 hereof, the Representative, any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. The Representative shall be deemed to be a third-party beneficiary of this Warrant Agreement with respect to Sections 6.1, 6.4, 7.4, 9.2 and 9.8 hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto (and the Representative with respect to the Sections 6.1, 6.4, 7.4, 9.2 and 9.8 hereof) and their successors and assigns and of the registered holders of the Warrants.

9.5 Examination of the Warrant Agreement. A copy of this Warrant Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6 Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7 Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.

12

9.8 Amendments. This Warrant Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Warrant Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent of each of the Representative and the registered holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period in accordance with Sections 3.1 and 3.2, respectively, without such consent.

9.9 Severability. This Warrant Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

13

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

Attest:	SPRING CREEK ACQUISITION CORP.

By:
Name:
Title:

Attest:	AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

14

EXHIBIT A-1

SPECIMEN WARRANT CERTIFICATE FOR
PUBLIC WARRANT

NUMBER __________-	WARRANTS

(SEE REVERSE SIDE FOR LEGEND)
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, __________, 2013

SPRING CREEK ACQUISITION CORP.

CUSIP

WARRANT

THIS CERTIFIES THAT, for value received

is the registered holder of a Warrant or Warrants expiring _________, 2013 (the “Warrant”) to purchase one fully paid and non-assessable Ordinary Share, par value $.001 per share (“Shares”), of SPRING CREEK ACQUISITION CORP., a Cayman Islands company (the “Company”), for each Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Warrant Agreement dated as of ______________, 2008 by and between the Company and the Warrant Agent (the “Warrant Agreement”). The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a Business Combination with a Target Business or (ii) _____________, 2009, and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) _____________, 2013 (the “Expiration Date”) or (y) the Redemption Date, such number of Shares of the Company at the price of $5.00 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company. Payment of the Warrant Price may be made at the option of the holder of the Warrant in cash or by certified or official bank check payable to the order of the Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised. Capitalized terms used in this Warrant Certificate without definition shall have the respective meanings ascribed to such terms in the Warrant Agreement.

No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company will, upon exercise, round up to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

A-1-1

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

The Company reserves the right to redeem all of the outstanding Warrants, with the prior consent of EarlyBirdCapital, Inc., at any time while they are exercisable and prior to the Expiration Date upon a notice of redemption in writing to the holders of record of the Warrants, giving no less than 30 days’ notice of such redemption if the last sale price of the Shares has been equal to or greater than $11.50 per Share on each of 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of such redemption is given. The redemption price of the Warrants is to be $.01 per Warrant. Any Warrant either not exercised or tendered back to the Company by the Redemption Date shall be canceled on the books of the Company and have no further value except for the $.01 redemption price.

A-1-2

This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

SPRING CREEK ACQUISITION CORP.
By:
Title:

[SEAL]

Attest:
Secretary

DATED:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent
By:
Authorized Signatory

A-1-3

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the Ordinary Shares issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

A-1-4

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,	hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)
of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.
Dated:
(SIGNATURE)

THE SIGNATURE MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.

A-1-5

EXHIBIT A-2

SPECIMEN WARRANT CERTIFICATE FOR
PLACEMENT WARRANT

NUMBER _________-	WARRANTS

(SEE REVERSE SIDE FOR LEGENDS)
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, April 25, 2013

SPRING CREEK ACQUISITION CORP.

CUSIP

WARRANT

THIS CERTIFIES THAT, for value received

is the registered holder of a Warrant or Warrants expiring ____________, 2013 (the “Warrant”) to purchase one fully paid and non-assessable Ordinary Share, par value $.001 per share (“Shares”), of SPRING CREEK ACQUISITION CORP., a Cayman Islands company (the “Company”), for each Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Warrant Agreement dated as of ______________, 2008 by and between the Company and the Warrant Agent (the “Warrant Agreement”), the Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a Business Combination with a Target Business or (ii) _____________, 2009, and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) _____________, 2013 (the “Expiration Date”) or (y) the Redemption Date, such number of Shares of the Company at the price of $5.00 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company. Payment of the Warrant Price may be made, at the option of the holder of the Warrant either in cash or by certified or official bank check payable to the order of the Company or if the Warrants have been called for redemption by the Company and such warrant is held by an officer or director of the Company or any of their respective affiliates, on a cashless basis by surrendering Warrants held by the holder to the Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised. Capitalized terms used in this Warrant Certificate without definition shall have the respective meanings ascribed to such terms in the Warrant Agreement.

No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company will, upon exercise, round up to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

A-2-1

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

The Company reserves the right to redeem all of the outstanding Warrants, with the prior consent of EarlyBirdCapital, Inc., at any time while they are exercisable and prior to the Expiration Date upon a notice of redemption in writing to the holders of record of the Warrants, giving no less than 30 days’ notice of such redemption if the last sale price of the Shares has been equal to or greater than $11.50 per Share on each of 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of such redemption is given. The redemption price of the Warrants is to be $.01 per Warrant. Any Warrant either not exercised or tendered back to the Company by the Redemption Date shall be canceled on the books of the Company and have no further value except for the $.01 redemption price. Following the date on which notice of a redemption of the Warrants has been given, payment of the Warrant Price may, at the option of the holder thereof, also be made on a cashless basis by surrendering Warrants held by such holder to the Company. Upon such surrender of Warrants to the Company in payment of the Warrant Price, a holder shall be entitled to receive therefor that number of Shares otherwise issuable upon exercise of such holder’s Warrants less the number of Shares having a Fair Market Value equal to the aggregate Warrant Price that would otherwise have been paid by the holder of such Warrants.

A-2-2

This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

SPRING CREEK ACQUISITION CORP.
By:
Title:

[SEAL]

Attest:
Secretary

DATED:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent
By:
Authorized Signatory

A-2-3

[FORM OF REVERSE OF WARRANT CERTIFICATE FOR PLACEMENT WARRANT]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE ORDINARY SHARE, PAR VALUE $.001 (“ORDINARY SHARE”) OF SPRING CREEK ACQUISITION CORP. (THE “COMPANY”) AND ONE WARRANT. THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL NOT BE SEPARATELY TRANSFERABLE UNTIL THE 90TH DAY AFTER THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) UNLESS EARLYBIRD CAPITAL, INC. INFORMS THE COMPANY OF ITS DETERMINATION THAT AN EARLIER SEPARATE TRADING DATE IS ACCEPTABLE AND THE COMPANY HAS MADE CERTAIN PUBLIC FILINGS WITH THE SEC ON OR PRIOR TO SUCH EARLIER SEPARATE TRADING DATE.

THE ORDINARY SHARES OF THE COMPANY FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER’S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE (i)  A REGISTRATION STATEMENT UNDER THE SECURITIES ACT RELATING TO THE ORDINARY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SEC, AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC, OR (ii) THE ISSUANCE OF SUCH SHARES IS PERMITTED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE A CERTIFICATE OF ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

A-2-4

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the Ordinary Shares issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

A-2-5

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,	hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)
of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.
Dated:
(SIGNATURE)

THE SIGNATURE MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.

A-2-6

EXHIBIT A-3

SPECIMEN WARRANT CERTIFICATE FOR
REPRESENTATIVE WARRANT

NUMBER __________-	WARRANTS

(SEE REVERSE SIDE FOR LEGEND)
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.
NEW YORK CITY TIME, __________, 2013

SPRING CREEK ACQUISITION CORP.

CUSIP

WARRANT

THIS CERTIFIES THAT, for value received

is the registered holder of a Warrant or Warrants expiring _____________, 2013 (the “Warrant”) to purchase one fully paid and non-assessable Ordinary Share, par value $.001 per share (“Shares”), of SPRING CREEK ACQUISITION CORP., a Cayman Islands company (the “Company”), for each Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Warrant Agreement dated as of ____________, 2008 by and between the Company and the Warrant Agent (the “Warrant Agreement”), the Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the Company’s completion of a Business Combination with a Target Business or (ii) ____________, 2008, and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) _____________, 2013 (the “Expiration Date”) or (y) the Redemption Date such number of Shares of the Company at the price of $5.00 per share, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, American Stock Transfer & Trust Company. Payment of the Warrant Price may be made, at the option of the holder of the Warrant, in cash or by certified or official bank check payable to the order of the Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised. Capitalized terms used in this Warrant Certificate without definition shall have the respective meanings ascribed to such terms in the Warrant Agreement.

No fraction of a Share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a Share, the Company will, upon exercise, round up to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, there shall be issued to the registered holder hereof or his assignee a new Warrant Certificate covering the number of Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

A-3-1

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

The Company reserves the right to redeem all of the outstanding Warrants, with the prior consent of EarlyBirdCapital, Inc., at any time while they are exercisable and prior to the Expiration Date upon a notice of redemption in writing to the holders of record of the Warrants, giving no less than 30 days’ notice of such redemption if the last sale price of the Shares has been equal to or greater than $11.50 per Share on each of 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of such redemption is given. The redemption price of the Warrants is to be $.01 per Warrant. Any Warrant either not exercised or tendered back to the Company by the Redemption Date shall be canceled on the books of the Company and have no further value except for the $.01 redemption price.

A-3-2

This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

SPRING CREEK ACQUISITION CORP.
By:
Title:

[SEAL]

Attest:
Secretary

DATED:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent
By:
Authorized Signatory

A-3-3

[FORM OF REVERSE OF WARRANT CERTIFICATE FOR REPRESENTATIVE WARRANT]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE ORDINARY SHARE, PAR VALUE $.001 (“ORDINARY SHARE”) OF SPRING CREEK ACQUISITION CORP. (THE “COMPANY”) AND ONE WARRANT. THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL NOT BE SEPARATELY TRANSFERABLE UNTIL THE 90TH DAY AFTER THE REGISTRATION STATEMENT IS DECLARED EFFECTIVE BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) UNLESS EARLYBIRD CAPITAL, INC. INFORMS THE COMPANY OF ITS DETERMINATION THAT AN EARLIER SEPARATE TRADING DATE IS ACCEPTABLE AND THE COMPANY HAS MADE CERTAIN PUBLIC FILINGS WITH THE SEC ON OR PRIOR TO SUCH EARLIER SEPARATE TRADING DATE.

THE ORDINARY SHARES OF THE COMPANY FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER’S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE (i)  A REGISTRATION STATEMENT UNDER THE SECURITIES ACT RELATING TO THE ORDINARY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SEC, AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC, OR (ii) THE ISSUANCE OF SUCH SHARES IS PERMITTED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE A CERTIFICATE OF ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

A-3-4

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the Ordinary Shares issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

A-3-5

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,	hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)
of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.
Dated:
(SIGNATURE)

THE SIGNATURE MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.

A-3-6